Other receivables and prepayments, net (Tables)	12 Months Ended
Dec. 31, 2021
Other receivables and prepayments, net
Schedule of components of other receivables and prepayments, net
Components of other receivables and prepayments are as follows:

	As of December 31,
	2020	2021
	RMB	RMB
VAT and EIT recoverable	919,849	747,377
Deposits	189,904	213,921
Interest receivable	38,372	174,688
Prepayment to suppliers related to procurement activities of goods and services	608,229	385,805
Prepaid expense	55,131	63,918
Loans to third parties	378,752	517,200
Others	143,845	255,244
Advances to suppliers related to financing activities	5,053	1,002

Subtotal	2,339,135	2,359,155
Allowance for doubtful account:
Balance at beginning of the year	(33,888)	(52,776)
Adoption of Topic 326(Note 2(ad))	(1,011)	—
Write-offs	9,686	3,598
(Provision)/Reversal	(27,563)	16,889

Allowance as of the end of the year	(52,776)	(32,289)

Total	2,286,359	2,326,866